Exhibit 10.44
                                                      -------------

6-1162-MDH-638



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois   60666


Subject:     Letter Agreement No. 6-1162-MDH-638 to
             Purchase Agreement No. 1485 -
             [*CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
             TREATMENT]


Reference is made to Purchase Agreement No. 1485 dated October 25, 1988, between The Boeing Company {Boeing} and United Air Lines, Inc. {Buyer} {the Purchase Agreement} relating to the sale by Boeing and the purchase by Buyer of Model 757-222 aircraft {the Aircraft}.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-638                   Page 2


     Boeing and Buyer will maintain a [*CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is set forth in Attachment A to this Letter Agreement.

     b.     Credit Memorandum.
            -----------------

     Within ten {10} days of the date of signing of this Letter Agreement Boeing shall issue to Buyer a credit memorandum for the Aircraft scheduled for delivery to Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing shall transfer the amount of such Credit Memorandum to a bank designated in writing by Buyer.

At the time of delivery of the Aircraft scheduled for delivery
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

     On or before March 31, 1999, [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


United Air Lines, Inc.
6-1162-MDH-638                   Page 3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


United Air Lines, Inc.
6-1162-MDH-638                   Page 4


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].





Very truly yours,

THE BOEING COMPANY



By /s/ M.D. Hurt
   -------------
Its Attorney-in-Fact
    ----------------

ACCEPTED AND AGREED TO this

Date:  January 5, 1998
       ---------------

UNITED AIR LINES, INC.



By /s/ Douglas A. Hacker
   ---------------------
       Douglas A. Hacker

Its Senior Vice President and
    -------------------------
    Chief Financial Officer


Attachment A to
6-1162-MDH-638               Page 1



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-MDH-638               Page 2



United Air Lines, Inc.
6-1162-MDH-638               Page 3